                                                                     EXHIBIT 1.1

                              2,000,000 SHARES/1/

                               TALX CORPORATION

                                 COMMON STOCK

                            UNDERWRITING AGREEMENT
                            ----------------------

                                                                OCTOBER __, 1996



FIRST ALBANY CORPORATION
PRINCIPAL FINANCIAL SECURITIES, INC.
  As Representatives of the several
  Underwriters named in Schedule I hereto
c/o First Albany Corporation
30 South Pearl Street
Albany, New York 12207

Gentlemen:

     TALX Corporation, a Missouri corporation (the "Company"), proposes to sell to the several Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 2,000,000 shares (the "Firm Shares") of Common Stock, $0.01 par value (the "Common Stock"), of the Company. In addition, the Company has granted to the several Underwriters an option to purchase up to 300,000 additional shares of Common Stock, on the terms and for the purposes set forth in Section 3 hereof (such 300,000 shares being referred to hereinafter as the "Option Shares"). The Firm Shares and any Option Shares purchased pursuant to this Underwriting Agreement are herein collectively called the "Securities." References to the "Company" herein, unless the context requires otherwise, refer to the Company and its subsidiaries as a consolidated operation.

     The Company hereby confirms its agreement with respect to the sale of the Securities to the several Underwriters, for whom you are acting as Representatives (the "Representatives").

     1. Registration Statement. A registration statement on Form S-1 (File No. 333-________) with respect to the Securities, including a prospectus subject to completion, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations ("Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission; such amendments to such registration statement, such amended prospectuses subject to completion and such abbreviated registration statements pursuant to Rule 462(b) of the Rules and Regulations as may have been required prior to the date hereof have been similarly prepared and filed with the Commission; and the Company will file such additional amendments to the registration statement, such amended prospectuses subject to completion and such abbreviated registration statements as may hereafter be required. Copies of such registration statement and

--------------------------------
/1/ Plus an option to purchase up to 300,000 additional shares to cover over-allotments.

amendments, of each related prospectus subject to completion sent or given to any person prior to the effective date of such registration statement, including all documents incorporated by reference therein, and of any abbreviated registration statement filed pursuant to Rule 462(b) have been delivered to you.

          If the registration statement relating to the Securities has been declared effective under the Act by the Commission, the Company will, pursuant to Rule 424(b) of the Rules and Regulations or by means of a post-effective amendment to the registration statement that includes a final form of prospectus, prepare and promptly file with the Commission the information omitted from the registration statement pursuant to Rule 430A(a) of the Rules and Regulations or, if First Albany Corporation, on behalf of the several Underwriters, shall have agreed to the utilization of a term sheet pursuant to and satisfying the requirements of Rule 434 of the Rules and Regulations ("Term Sheet"), the information required to be included in such Term Sheet. If the registration statement relating to the Securities has not been declared effective under the Act by the Commission, the Company will prepare and promptly file an amendment to the registration statement, including a final form of prospectus, or, if First Albany Corporation, on behalf of the several Underwriters, shall have agreed to the utilization of a Term Sheet, including the information required to be included in such Term Sheet. The Company will file any such Term Sheet with the Commission in a timely manner pursuant to Rule 424(b). The term "Registration Statement" as used herein shall mean such registration statement, including financial statements, schedules and exhibits, in the form in which it became or becomes, as the case may be, effective (including, if the Company omitted information from the registration statement pursuant to Rule 430A(a) or if the Company utilizes a Term Sheet, the information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A(b) or Rule 434(d)) and, in the event of any amendment thereto or the filing of any abbreviated registration statement pursuant to Rule 462(b) relating thereto after the effective date of such registration statement, shall also mean (from and after the effectiveness of such amendment or the filing of such abbreviated registration statement) such registration statement as so amended, together with any such abbreviated registration statement. The term "Prospectus" as used herein shall mean the prospectus relating to the Securities included in the Registration Statement at the time it became or becomes, as the case may be, effective (including, if the Company omitted information from the Registration Statement pursuant to Rule 430A(a), the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 430A(b)); provided, however, that if in reliance on Rule 434 and with the consent of First Albany Corporation, on behalf of the several Underwriters, the Company shall have provided to the Underwriters for use in connection with the offering of the Securities a Term Sheet, the term "Prospectus" shall mean the "prospectus subject to completion" (as defined in Rule 434(g)) last provided to the Underwriters by the Company and circulated by the Underwriters to all prospective purchasers of the Securities, together with such Term Sheet (including the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 434(d)). Notwithstanding the foregoing, if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Securities that differs from the prospectus referred to in the immediately preceding sentence (whether or not such revised prospectus is required to be filed with the Commission pursuant to Rule 424(b)), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use. If in reliance on Rule 434 and with the consent of First Albany Corporation, on behalf of the several Underwriters, the Company shall have provided to the Underwriters for use in connection with the offering of the Securities a Term Sheet, the Prospectus and the Term Sheet, taken together, will not be materially different from the prospectus in the Registration Statement. The term "Preliminary Prospectus" as used herein means (i) any prospectus subject to completion included in the Registration Statement prior to the time it became or becomes, as the case may be, effective under the Act, except that if any prospectus subject to completion filed by the Company with the Commission pursuant to Rule 424(a) or any other prospectus subject to completion provided to the Underwriters by the Company for use in connection with the offering of the Securities (whether or not required to be filed by the Company with the Commission pursuant to Rule 424(a)) differs from the prospectus subject to completion included in the Registration Statement prior to the time it became or becomes, as the case may be, effective under the Act, the term "Preliminary Prospectus" shall refer to such differing prospectus subject to completion from and after the time such prospectus subject to completion is filed with the Commission or transmitted to the Commission for filing pursuant to Rule 424(a) or from and after the time it is first provided to the Underwriters by the Company for such use, and (ii) any prospectus subject to completion as described in Rule 430A or Rule 434(g).

     2.   Representations and Warranties of the Company.
          ---------------------------------------------

          (a) The Company represents and warrants to, and agrees with, the several Underwriters as follows:

              (i) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission and each Preliminary Prospectus, at the time of filing thereof (or, if not filed, at the time it is first provided to the Underwriters by the Company for use in connection with the offering of the Securities), did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any Preliminary Prospectus in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of you, or by or on behalf of any Underwriter through you, specifically for use in the preparation thereof.

              (ii) As of the time the Registration Statement (or any post-effective amendment thereto) is or was declared effective by the Commission, upon the filing or first delivery to the Underwriters of the Prospectus (or any supplement to the Prospectus) and at the First Closing Date and Second Closing Date (as hereinafter defined), (A) the Registration Statement and Prospectus (in each case, as so amended and/or supplemented) will conform or conformed in all material respects to the requirements of the Act and the Rules and Regulations,
(B) the Registration Statement (as so amended) will not or did not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) the Prospectus (as so supplemented) will not or did not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are or were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any such document in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of you, or by or on behalf of any Underwriter through you, specifically for use in the preparation thereof. If the Registration Statement has been declared effective by the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission.

              (iii) The consolidated financial statements of the Company, together with the notes thereto, set forth in the Registration Statement and Prospectus comply in all material respects with the requirements of the Act and fairly present the financial condition of the Company as of the dates indicated and the results of operations and changes in stockholders' equity and cash flows for the periods therein specified in conformity with generally accepted accounting principles as in effect in the United States consistently applied throughout the periods involved (except as otherwise stated therein); and the supporting schedules, if any, included in the Registration Statement present fairly the information required to be stated therein. No other financial statements or schedules are required to be included in the Registration Statement or Prospectus. KPMG Peat Marwick LLP, who have expressed their opinion with respect to the financial statements and schedules filed as a part of the Registration Statement and included in the Registration Statement and Prospectus, are independent public accountants as required by the Act and the Rules and Regulations. The summary financial and statistical data included in the Registration Statement fairly present the information shown therein and, in the case of such information and data relating to the Company, have been compiled on a basis consistent with the financial statements presented in the Registration Statement or otherwise on the basis stated therein.

              (iv) Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its subsidiaries has full corporate power and authority to own, lease and operate its properties and conduct its business as currently being carried on and as described in the Registration Statement and Prospectus, and is duly qualified to do business as a foreign corporation in good standing in each domestic and foreign jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify could have a material adverse effect upon the business, prospects, condition (financial or otherwise) or properties of the Company and its subsidiaries, taken as a whole or taken with respect to the Company exclusive of the database and document services businesses of the Company (a "Material Adverse Effect").

              (v) Except as expressly contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor its subsidiaries have incurred any liabilities or obligations, direct or contingent, or entered into any material transactions, that in any such case are material to the Company and its subsidiaries taken as a whole or to the Company exclusive of the database and document services businesses of the Company, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of options or warrants outstanding as of the date the Registration Statement was filed), or any material change in the consolidated short-term or long-term debt, or any issuance of (or amendment to or change in the terms of) options, warrants, convertible securities or other rights to purchase the capital stock, of the Company or its subsidiaries, or any Material Adverse Effect, or any development likely to involve a prospective Material Adverse Effect. An amendment to or change in the terms of an employee stock option that does not change the vesting schedule, exercise price or number of shares underlying such option (a "Non-Material Employee Option Amendment") shall not be a breach of the representation contained in the preceding sentence. To the knowledge of the Company, the Company has no material contingent obligations which are not disclosed in the Registration Statement, as it may be amended or supplemented.

              (vi) Except as set forth in the Prospectus, there is not pending or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or its subsidiaries or, to the best knowledge of the Company after due inquiry, any of its or their officers or directors, is a party before or by any domestic or foreign court or governmental agency, authority or body, or any arbitrator, which might result in any Material Adverse Effect or prevent the consummation of the transactions contemplated hereby.

              (vii) There are no contracts or documents of the Company or its subsidiaries that are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations that have not been accurately described in all material respects or so filed.

              (viii)  This Agreement and the Warrant Agreement (as defined in
Section 4(a)(i) below) have been duly authorized, executed and delivered by the Company, and each constitutes a valid, legal and binding obligation of the Company, enforceable against the Company in accordance with its terms. The execution, delivery and performance of this Agreement and the Warrant Agreement and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any material agreement or instrument to which the Company is a party or by which it is bound or to which any of its property is subject, the Company's Restated Articles of Incorporation or by-laws, or any order, rule, regulation or decree of any court or governmental agency or body having jurisdiction over the Company or any of its properties; no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement and the Warrant Agreement or for the consummation of the transactions contemplated hereby or thereby, including the issuance or sale of the Securities and the Warrants by the Company, except such as may be required under any blue sky or state securities laws or regulations applicable to the public offering of Common Stock by the several Underwriters contemplated hereby ("Blue Sky Laws"), or the by-laws or rules of the National Association of Securities Dealers, Inc. ("NASD") relating to the corporate financing arrangements applicable to the transactions contemplated hereby; and the Company has full corporate power and authority to enter into this Agreement and to authorize, issue and sell the Securities as contemplated by this Agreement.

              (ix) All of the issued and outstanding shares of capital stock of the Company, including the outstanding shares of Common Stock, are duly authorized and validly issued, fully paid and nonassessable, have been issued in all material respects in compliance with all federal and state securities laws and were not issued in violation of or subject to any preemptive rights, rights of first refusal or other rights to subscribe for or purchase securities; the Securities which may be sold hereunder by the Company have been duly authorized and, when issued, delivered and paid for in accordance with the terms hereof, will have been duly and validly issued and will be fully paid and nonassessable; and the capital stock of the Company, including the Common Stock, and any outstanding rights to acquire the capital stock of the Company, conform in all material respects to the descriptions thereof in the Registration Statement and Prospectus (and the Registration Statement and the Prospectus correctly state and describe in all material respects the substance of the instruments defining the capital stock of the Company and such rights, to the extent required). Except as described in the Prospectus, there are no preemptive rights, rights of first refusal or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's Restated Articles of Incorporation, by-laws or any material agreement or other instrument to which the Company is a party or by which the Company is bound. Neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise (after giving effect to any waivers or rights which may have been executed) to any rights for or relating to (i) the inclusion and registration in the Registration Statement of any shares of Common Stock or other security of the Company or (ii) except as disclosed in the Registration Statement, the registration of any shares of Common Stock or other securities of the Company on a future registration statement to be filed under the Act by the Company. No person or entity has a right of participation or first refusal with respect to the sale of the Securities by the Company. All of the issued and outstanding shares of capital stock of the Company's subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, and the Company owns of record and beneficially, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of such stock. Except as described in the Registration Statement and the Prospectus, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or any subsidiary of the Company any shares of the capital stock of the Company or any subsidiary of the Company. The Company has an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus.

          (x) The Warrants (as defined in Section 4(a)(i) below) will conform to the description thereof in the Prospectus and, when sold to and paid for by the Representatives in accordance with the Warrant Agreement, will be duly authorized and validly issued and will be valid and binding obligations of the Company entitled to all the benefits of the Warrant Agreement. The Warrant Shares (as defined in Section 4(a)(i) below) will be duly authorized and reserved for issuance upon exercise of the Warrants and, when issued upon such exercise in accordance with the terms of the Warrants and the Warrant Agreement, will be duly and validly issued, fully paid and nonassessable, free of preemptive rights and will conform to the description thereof in the Prospectus.

          (xi) Each of the Company and its subsidiaries holds, and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental or self-regulatory body required for the conduct of its business and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders that are material to the conduct of its business are valid and in full force and effect; and neither the Company nor its subsidiaries has been advised, or has reason to believe, that it is not in compliance with all applicable federal, state, local and foreign laws, regulations, orders and decrees, except, in any of the foregoing cases, where the failure to be so in compliance would not have a Material Adverse Effect.

          (xii) The Company and its subsidiaries have good and marketable title to all property and assets described in the Registration Statement and Prospectus as being owned by them, in each case free and clear of all liens, claims, security interests or other encumbrances except such as (i) are described in the Registration Statement and the Prospectus or (ii) are not material in amount and could not give rise to a Material Adverse Effect; the property held under lease by the Company and its subsidiaries is held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company or its subsidiaries; and the agreements to which the Company is a party described in the Registration Statement and Prospectus are valid agreements, enforceable by the Company and its subsidiaries (as applicable), except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles and, to the Company's knowledge, the other contracting party or parties thereto are not in material breach or material default under any of such agreements.

          (xiii) Each of the Company and its subsidiaries owns or possesses adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, know-how, trade secrets and rights ("Intellectual Property") necessary for the conduct of the business of the Company and its subsidiaries as currently carried on and as proposed to be carried on and as described in the Registration Statement and Prospectus, including the Intellectual Property described or referred to in the Prospectus as being owned or used by the Company or its subsidiaries. Except as stated in the Registration Statement and Prospectus, no activity engaged in by, and no aspect of the business of, the Company or its subsidiaries uses or involves or gives rise to any infringement of, or license or similar fees for, any Intellectual Property or other similar rights of others; and neither the Company nor its subsidiaries have received any notice alleging any such infringement or that any such fee is due which could be expected to have a Material Adverse Effect. No executive officer of the Company or, to the knowledge of the Company, no other officer or employee of the Company or officer or employee of any of its subsidiaries is obligated under any contract or subject to any judgment, decree or order of any court or administrative agency that would interfere in any material respect with the use of such person's best efforts to promote the interests of the Company and its subsidiaries or which would conflict in any material respect with the business of the Company and its subsidiaries as described in the Registration Statement. No prior or subsequent employer of any executive officer of the Company or, to the knowledge of the Company, no prior or subsequent employer of any other officer or employee of the Company or officer or employee of any of its subsidiaries, has any right to or interest in any inventions, improvements, discoveries or other information assigned to or owned by the Company or its subsidiaries.

          (xiv) Neither the Company nor its subsidiaries is in violation of its respective charter or by-laws or in breach of or otherwise in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note, indenture, loan agreement or any other material contract, lease or other instrument to which it is subject or by which any of them may be bound, or to which any of the material property or assets of the Company or its subsidiaries is subject.

          (xv) The Company and its subsidiaries have filed on a timely basis all federal, state, local and foreign income, franchise and other tax returns required to be filed (or timely filed for extensions thereof) and are not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, and the Company has no knowledge of any tax penalties or other deficiency that has been or might be asserted against the Company or any subsidiary which could have a Material Adverse Effect; all tax liabilities are adequately provided for in all material respects on the books of the Company.

          (xvi) The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act.

          (xvii)  The Company has filed a registration statement pursuant to
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to register the Common Stock, has filed an application to list the Securities and the Warrant Shares on the Nasdaq National Market and has received notification that such listing application has been approved, subject to notice of issuance of the Securities.

          (xviii) Other than its wholly owned subsidiaries, TALX Information Services Corporation and TALX Document Services Corporation and TALX Ltd., the Company owns no capital stock or other equity or ownership or proprietary interest in any corporation, partnership, association, trust or other entity.

          (xix) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles applied on a consistent basis and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is promptly taken with respect to any differences.

          (xx) Other than as expressly contemplated by this Agreement, the Company has not incurred and will not incur any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

          (xxi) The Company and its subsidiaries maintain property, liability and other insurance of the types and in the amounts reasonably deemed by the Company to be adequate for their respective businesses and to be consistent with insurance coverage maintained by similar companies in similar business, including, but not limited to, insurance covering real and personal property owned or leased by the Company or its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

          (xxii) The Company and its subsidiaries are not involved in any labor dispute or disturbance nor, to the knowledge of the Company, is any such dispute or disturbance threatened, except, in either case, with respect to the matters set forth on Schedule II hereto. The Company has provided the Representatives or their counsel with all correspondence and memoranda relating to the matters set forth on Schedule II.

          (xxiii) The Company has been advised concerning the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, and has in the past conducted, and intends in the future to conduct, its affairs in such a manner as to ensure that it will not become an "investment company" within the meaning of the 1940 Act and such rules and regulations.

          (xxiv) Neither the Company nor its subsidiaries have at any time, (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer of official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

          (xxv) The Company has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock, to facilitate the sale or resale of the Securities.

          (xxvi) Each director and executive officer of the Company, and each holder of capital stock of the Company who is listed on Schedule V hereto, has executed and delivered to the Representatives a letter in the form attached hereto as Schedule VI. The Company has given or will give prior to the Closing Date stop transfer instructions to the Company's transfer agent with respect to the shares of Common Stock held by such persons.

          (xxvii) The Company has complied with all provisions of Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

     3.   Purchase, Sale and Delivery of Securities.
          -----------------------------------------

          (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell the Firm Shares to the several Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto. The purchase price for each Firm Share shall be $_____ per share. In making this

Agreement, each Underwriter is contracting severally and not jointly; except as provided in paragraph (c) of this Section 3 and in Section 8 hereof, the agreement of each Underwriter is to purchase only the respective number of Firm Shares specified in Schedule I.

          Delivery of definitive certificates for the Firm Shares to be purchased by the Underwriters pursuant to this Section 3 and for the Warrants shall be made against payment of the purchase price therefor by the several underwriters (or by the Representatives in the case of the warrants) by certified or official bank check or other next day funds payable to the order of the Company, at the offices of First Albany Corporation, 30 South Pearl Street, Albany, New York 12207 or such other location as may be mutually acceptable, at 9:00 a.m., New York time, (a) if this Agreement is executed and delivered after 4:30 p.m., New York time, on the fourth (4th) full business day following the day that this Agreement is executed and delivered, (b) if clause (a) of this sentence is inapplicable, then on the third (3rd) full business day following the first day on which the Securities are traded (or at such time and date to which payment and delivery shall have been postponed pursuant to Section 8 hereof), such time and date of delivery being herein referred to as the "First Closing Date"; provided, however, that if the Company has not made available to the Representatives copies of the Prospectus within the time provided in Section 4(a)(vi) hereof, the Representatives may, in their sole discretion, postpone the First Closing Date until no later than two (2) full business days following delivery of copies of the Prospectus to the Representatives. The certificates for the Firm Shares and the Warrants, in definitive form and in such denominations and registered in such names as you may request upon at least three (3) business days' prior notice to the Company and the Custodian, will be made available for checking and packaging at the offices of First Albany Corporation, 30 South Pearl Street, Albany, New York 12207 or such other location as may be mutually acceptable, at least one (1) business day prior to the First Closing Date. If the Representatives so elect, delivery of the Firm Shares may be made by credit through full fast transfer to the accounts at the Depository Trust Company designated by the Representatives.

          (b) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the several Underwriters an option to purchase all or any portion of the Option Shares at the same purchase price as the Firm Shares, for use solely in covering any over-allotments made by the Underwriters in the sale and distribution of the Firm Shares. The option granted hereunder may be exercised at any time (but not more than once) within 30 days after the effective date of this Agreement upon written notice by the Representatives to the Company setting forth the aggregate number of Option Shares as to which the several Underwriters are exercising the option, the names and denominations in which the certificates for the Option Shares are to be registered and the date and time, as determined by you, when the Option Shares are to be delivered, such time and date being herein referred to as the "Second Closing" and "Second Closing Date," respectively; provided, however, that the Second Closing Date shall not be earlier than the First Closing Date nor earlier than the third
(3rd) business day after the date on which the option shall have been exercised. If the option granted hereunder is exercised, the number of Option Shares to be purchased by each Underwriter shall be the same percentage of the total number of Option Shares to be purchased by the several Underwriters as the number of Firm Shares to be purchased by such Underwriter is of the total number of Firm Shares to be purchased by the several Underwriters, as adjusted by the Representatives in such manner as the Representatives deem advisable to avoid fractional shares. You, as Representatives of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company. No Option Shares shall be sold and delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered.

          The Option Shares will be delivered to you for the accounts of the several Underwriters against payment of the purchase price therefor by certified or official bank check or other next day funds payable to the order of the Company at the offices of First Albany Corporation, 30 South Pearl Street, Albany, New York 12207 or such other location as may be mutually acceptable at 9:00 a.m. on the Second Closing Date. The Option Shares in definitive form and in such denominations and registered in such names as you have set forth in your notice of option exercise, will be made available for checking and packaging at the office of First Albany Corporation, 30 South Pearl Street, Albany, New York 12207 or such other location as may be mutually acceptable, at least one (1) business day prior to the Second Closing Date. If the Representatives so elect, delivery of the Option Shares may be made by credit through full fast transfer to the accounts of The Depositary Trust Company designated by the Representatives.

          (c) It is understood that you, individually and not as Representatives of the several Underwriters, may (but shall not be obligated to) make payment to the Company on behalf of any Underwriter for the Securities to be purchased by such Underwriter. Any such payment by you shall not relieve any such Underwriter of any of its obligations hereunder. Nothing herein contained shall constitute any of the Underwriters an unincorporated association or partner with the Company.

          (d) The Representatives shall advise the Company if the distribution of the Securities is complete upon a written request by the Company for such information made at any time following the tenth business day after the earlier of (i) the exercise of the option described in Section 3(b) or (ii) the expiration of the period during which such option can be exercised.

     4.   Covenants.
          ---------

          (a) The Company covenants and agrees with the several Underwriters as follows:

               (i) At the Closing Date, the Company will further issue and sell to the Representatives or, at their direction, to their bona fide officers or partners, as described below, for a total purchase price of $______ warrants (the "Warrants") entitling the holders thereof to purchase up to an aggregate of 100,000 shares of Common Stock (subject to adjustment) (the "Warrant Shares") for a period of four (4) years, such period to commence one year after the effective date of the Registration Statement (except as otherwise set forth in the Warrant Agreement referred to below). Said Warrants shall contain terms and provisions set forth in the Warrant Agreement of even date among the Company and the Representatives (the "Warrant Agreement"). As provided in the Warrant Agreement, the Representatives may designate that some of all of the Warrants be issued in varying amounts directly to their bona fide officers or partners and not to the Representatives. Such designation will be made by the Representatives only if they determine that such issuances would not violate the rules and interpretations of the Board of Governors of the NASD relating to the review of corporate financing arrangements and subject to applicable federal and state securities laws. As further provided, no transfer, assignment or hypothecation of the Warrants shall be made by the Representatives for a period of 12 months from the issuance of the Warrants, except to their respective bona fide officers or partners and subject to applicable federal and state securities laws.

               (ii) The Company will use its best efforts to cause the Registration Statement and any amendment thereof, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective as promptly as possible; the Company will use its best efforts to cause any abbreviated registration statement filed pursuant to Rule 462(b) as may be required subsequent to the date the Registration Statement is declared effective to become effective as promptly as possible; the

Company will notify you, promptly after it shall receive notice thereof, of the time when the Registration Statement, any subsequent amendment to the Registration Statement or any abbreviated registration statement has become effective or any supplement to the Prospectus has been filed; if the Company omitted information from the Registration Statement at the time it was originally declared effective in reliance upon Rule 430A of the Rules and Regulations, the Company will provide evidence reasonably satisfactory to you that the Prospectus contains such information and has been filed, within the time period prescribed, with the Commission pursuant to Rule 424(b) or as part of a post-effective amendment to such Registration Statement as originally declared effective which is declared effective by the Commission; if the Company utilizes a Term Sheet, the Company will provide evidence reasonably satisfactory to you that the Prospectus and Term Sheet meeting the requirements of Rule 434 have been filed within the time period prescribed, with the Commission pursuant to Rule 424(b); if for any reason the filing of the final form of Prospectus is required under Rule 424(b), it will provide evidence satisfactory to you that that Prospectus contains such information as may be required by Rule 424(b) and the Rules and Regulations and has been filed with the Commission within the time period prescribed; it will notify you promptly of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; promptly upon your request, it will prepare and file with the Commission any amendments or supplements to the Registration Statement or Prospectus which, in your reasonable opinion, may be necessary or advisable in connection with the distribution of the Securities by the Underwriters; it will promptly prepare and file with the Commission, and promptly notify you of the filing of, any amendments or supplements to the Registration Statement or Prospectus which may be necessary to correct any statements or omissions, if, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event shall have occurred as a result of which the Prospectus or any other prospectus relating to the Securities as then in effect would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and it will file no amendment or supplement to the Registration Statement or Prospectus which shall not previously have been submitted to you a reasonable time prior to the proposed filing thereof or to which you shall reasonably object in writing, subject, however to compliance with the Act and the Rules and Regulations, and the provisions of this Agreement.

          (iii) The Company will advise you, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or suspending the use of the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and the Company will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such a stop order should be issued.

          (iv) Within the time during which a prospectus relating to the Securities is required to be delivered under the Act, the Company will comply with all requirements imposed upon it by the Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which the Prospectus or any other prospectus relating to the Securities as then in effect would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act, the Company will promptly notify you and will promptly amend the Registration Statement or supplement the Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

              (v) The Company will use its best efforts in cooperation with you to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any state.

              (vi) The Company will furnish to the Underwriters, as soon as available, and, in the case of the Prospectus and any Term Sheet, in no event later than the first full business day following the first day that the Securities are traded, copies of the Registration Statement (one of which will be manually signed and will include all exhibits), each Preliminary Prospectus, the Prospectus, and all amendments and supplements to such documents, in each case in such quantities as you may from time to time reasonably request. Notwithstanding the foregoing, if First Albany Corporation, on behalf of the several Underwriters, shall agree to the utilization of a Term Sheet, the Company shall provide to you copies of the Preliminary Prospectus updated in all respects through the date specified by you in such quantities as you may from time to time reasonably request.

              (vii) During a period of five (5) years commencing with the date hereof, the Company will furnish to the Representatives if requested in writing, and to each Underwriter who may so request in writing, copies of all periodic and special reports furnished to the stockholders of the Company and all information, documents and reports filed with the Commission, the NASD, the Nasdaq National Market or any securities exchange if such report, information or document is not available to the public via the Commission's Internet web site.

              (viii) The Company will make generally available to its security holders as soon as reasonably practicable, but in any event not later than the 45th day after the end of the fiscal quarter of the Company first occurring after the first anniversary of the effective date of the Registration Statement (or not later than the 90th day after the end of such fiscal quarter, if such quarter is the Company's fourth fiscal quarter), an earnings statement (which will be in reasonable detail but need not be audited) covering a 12-month period beginning after the effective date of the Registration Statement that shall satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Rules and Regulations and will advise you in writing when such statement has been made available.

              (ix) The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is prevented from becoming effective under the provisions of Section 9 hereof or is terminated, will pay or cause to be paid (A) all expenses (including transfer taxes allocated to the respective transferees) incurred in connection with the delivery to the Underwriters of the Securities, (B) all expenses and fees (including, without limitation, fees and expenses of the Company's accountants and counsel but, except as otherwise provided below, not including fees of the Underwriters' counsel) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), the Securities, each Preliminary Prospectus, the Prospectus, any Term Sheet and any amendment thereof or supplement to any of the foregoing, and the photocopying, delivery, and shipping of this Agreement, the Agreement Among Underwriters, the Selected Dealer Agreement, the Preliminary Blue Sky Survey and any Supplemental Blue Sky Survey, the Underwriters' Questionnaire and Power of Attorney, and any instruments or documents related to any of the foregoing, (C) all filing fees and reasonable fees and disbursements of the Underwriters' counsel incurred in connection with the qualification of the Securities for offering and sale by the Underwriters or by dealers under the securities or blue sky laws of the states and other jurisdictions which you shall designate in accordance with Section 4(a)(v) hereof (such fees of counsel not to exceed $20,000), (D) the fees and expenses of any transfer agent or registrar, (E) the filing fees incident to any required review by NASD of the terms of the sale of the Securities, (F) listing fees, if any, and (G) all other costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for herein. The Company will, in addition to the expenses payable pursuant to the previous sentence, pay to the Representatives a non-accountable expense allowance equal to $100,000, such allowance to be paid on the Closing Date by certified or bank cashier's check or, at the election of the Representatives, by deduction from the proceeds of the offering contemplated herein. If the sale of the Securities provided for herein is not consummated pursuant to a termination under Section 9 hereof, or by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its or their part to be performed, or because any other condition of the Underwriters' obligations hereunder is not fulfilled, or because the Company otherwise terminates the offering, the Company will reimburse the several Underwriters for all out-of-pocket expenses and other disbursements (including reasonable fees and disbursements of counsel) incurred by the Underwriters in an amount not to exceed $150,000 in connection with their investigation, preparing to market and marketing the Securities or in contemplation of performing their obligations hereunder. The Company shall not in any event be liable to any of the Underwriters for loss of anticipated profits from the transactions covered by this Agreement.

              (x) The Company will apply the net proceeds from the sale of the Securities to be sold by it hereunder for the purposes set forth in the Prospectus under "Use of Proceeds" and will file such reports with the Commission with respect to the sale of the Securities and the application of the proceeds therefrom as may be required by the Rules and Regulations. Without limiting the foregoing, on the First Closing Date the Company shall, contemporaneous with the closing of the purchase of the Shares, use the proceeds from such sale to repay in full the principal and all accrued interest on that certain Secured Promissory Note dated June 28, 1996 in the principal amount of $4,000,000 (as the same or interests therein may have been assigned to one or more parties).

              (xi) The Company will not, for a period of 180 days after the commencement of the public offering of the Securities by the Underwriters, without the prior written consent of First Albany Corporation on behalf of itself and the other Representatives, offer for sale, sell, contract to sell, grant any option for the sale of or otherwise issue or dispose of any Common Stock or any securities convertible into or exchangeable for, or any options or rights to purchase or acquire, Common Stock, except (i) to the Underwriters pursuant to this Agreement, (ii) to the holders of options granted under the Company's 1988 or 1994 Stock Option Plans (the "Plans"), (iii) pursuant to the Company's 1996 employee stock purchase plan, (iv) to the holders of options, warrants or convertible preferred stock outstanding as of the date hereof upon the exercise or conversion of such securities, or (v) in connection with a private acquisition of assets or property in which the acquiror of such shares of Common Stock agrees to be bound by such restrictions, provided that prior notice of such transaction is given to the Representatives and they are reasonably satisfied that the acquiror of such shares will be so bound. The Company will not, without the prior written consent of First Albany Corporation on behalf of itself and the other Representatives, grant any new option under the Plans or any similar plan (including the Outside Directors' Stock Option
Plan) which becomes exercisable during such 180 day period.

              (xii) The Company has not taken and will not take, directly or indirectly, any action designed to or which constitutes the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of the Securities.

              (xiii) If at any time during the 90-day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

              (xiv) The Company will have engaged, prior to the Closing Date, Boatmen's Trust Company, St. Louis, Missouri, or another institution reasonably satisfactory to the Representatives, to act as transfer agent and registrar for a period of time following the Closing Date.

              (xv) During a period of 180 days from the effective date of the Registration Statement, the Company will not, without the consent of First Albany Corporation, file a registration statement under the Act except for any registration statement registering shares under any of the Plans or any other employee benefit plan.

     5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of, as of the date hereof and at each of the First Closing Date and the Second Closing Date (as if made at such Closing Date), as the case may be, and compliance with, all representations, warranties and agreements of the Company contained herein, to the performance by the Company of its obligations hereunder and to the following additional conditions:

          (a) The Registration Statement shall have become effective not later than 2:00 p.m., New York time, on the date of this Agreement, or such later time and date as First Albany on its own behalf and on behalf of the other Representatives of the several Underwriters, shall approve, and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been timely made; no stop order suspending the effectiveness of the Registration Statement or any amendment thereof shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

          (b) No Underwriter shall have advised the Company that the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, contains an untrue statement of fact which, in your opinion, is material, or omits to state a fact which, in your reasonable opinion, is material and is required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (c) Except as expressly contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor its subsidiaries shall have incurred any liabilities or obligations, direct or contingent, that are material to the Company and its subsidiaries taken as a whole or to the Company exclusive of the database and document services businesses of the Company, or entered into any transactions that are material to the Company and its subsidiaries taken as a whole or to the Company exclusive of the database and document services businesses of the Company, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and, except as contemplated by the Registration Statement and Prospectus, there shall not have been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of options or warrants outstanding as of the date the Registration Statement was filed), or any material change in the consolidated short-term or long-term debt of the Company, or any issuance of (or, other than a Non-Material Employee Option Amendment, as defined in Section 2(a)(v) hereof, any amendment to or change in the terms of) options, warrants, convertible securities or other rights to purchase the capital stock of the Company or its subsidiaries, or any material adverse change or any development likely to involve a prospective material adverse change (whether or not arising in the ordinary course of business), in the general affairs, condition (financial or otherwise), business, key personnel, property, prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, that, in your judgment, makes it impractical or inadvisable to offer or deliver the Securities on the terms and in the manner contemplated in the Prospectus.

          (d) On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, the opinion of Bryan Cave LLP, special counsel for the Company, dated such Closing Date and addressed to you, to the effect set forth in Schedule IV hereof:

          (e) On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, such opinion or opinions from Goodwin, Procter & Hoar LLP, counsel for the several Underwriters, dated such Closing Date and addressed to you, with respect to such matters as you reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

          (f) On each Closing Date you, as Representatives of the several Underwriters, shall have received a letter of KPMG Peat Marwick LLP, dated such Closing Date and addressed to you, confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualifications of accountants under Rule 2-01 of Regulation S-X of the Commission, and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five (5) days prior to the date of such letter), the conclusions and findings of said firm with respect to the financial information and other matters covered by its letter delivered to you concurrently with the execution of this Agreement, and the effect of the letter so to be delivered on such Closing Date shall be to confirm the conclusions and findings set forth in such prior letter. All such letters shall be in a form reasonably satisfactory to the Representatives and counsel thereto.

          (g) On each Closing Date, there shall have been furnished to you, as Representatives of the Underwriters, a certificate, dated such Closing Date and addressed to you, signed by the chief executive officer and by the chief financial officer of the Company acting in such capacity as such an officer of the Company, to the effect that (and you shall be reasonably satisfied that as of such date):

              (i) The representations and warranties of the Company in this Agreement are true and correct as if made at and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

              (ii) The Registration Statement has become effective and no stop order or other order suspending the effectiveness of the Registration Statement or any amendment thereof or the qualification of the Securities for offering or sale has been issued, and no proceeding for that purpose has been instituted or, to the best of their knowledge, is contemplated by the Commission or any state or regulatory body; and

              (iii) The signers of said certificate have carefully examined the Registration Statement and the Prospectus, and any amendments thereof or supplements thereto, and (A) such documents contain all statements and information required to be included therein, the Registration Statement, or any amendment thereof, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, does not include any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (B) since the effective date of the Registration Statement there has occurred no event required to be set forth in an amended or supplemented prospectus which has not been so set forth, (C) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor its subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, that in any such case are material to the Company and its subsidiaries taken as a whole or to the Company exclusive of its database and document services business or that are not in the ordinary course of business, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock, and except as contemplated by the Prospectus, there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of options or warrants outstanding as of the date the Registration Statement was filed), or any material change in the consolidated short-term or long-term debt, or any issuance of (or, other than a Non-Material Employee Option Amendment, any amendment to or change in the terms of) options, warrants, convertible securities or other rights to purchase the capital stock, of the Company or its subsidiaries, or any Material Adverse Effect, and (D) except as stated in the Registration Statement and the Prospectus, there is not pending, or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or its subsidiaries is a party before or by any court or governmental agency, authority or body, or any arbitrator, which might result in any Material Adverse Effect.

          (h) The Company shall have furnished to you and counsel for the Underwriters such additional documents and certificates and evidence as you or they may have reasonably requested.

          (i) The Securities shall be approved for listing, subject to notice of official issuance, on the Nasdaq National Market.

          All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and counsel for the Underwriters. The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

          If any of the conditions hereinabove provided for in this Section 5 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company and the Selling Stockholders of such termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be.

          In such event, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 4(a)(ix) and 6 hereof).

     6.   Indemnification and Contribution.
          --------------------------------

          (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any breach of any representation, warranty, covenant or agreement of the Company herein contained, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of or through the Representatives specifically for use in the preparation thereof, and (ii) the indemnity obligation contained in this paragraph (a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities which are the subject thereof (or to the benefit of any person controlling such Underwriter) if at or prior to the written confirmation of the sale of such Securities a copy of the Prospectus (or the Prospectus as amended or supplemented) was not sent or delivered to such person and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented) unless the failure is the result of noncompliance by the Company with Section 4(a)(vi) hereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each Underwriter will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of or through the Representatives specifically for use in the preparation thereof.

          (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 6, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 6(a) or (b) shall be available to any party who shall fail to give notice as provided in this Section 6(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was substantially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 6(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed in writing to the retention of such counsel or
(ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party or that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 6(a) and by the Company in the case of parties indemnified pursuant to Section 6(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party to the extent provided herein from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under
Section 6(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to in Section 6(a) or (b) above in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 6(c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were determined by pro rata allocation (even if the Underwriters were treated as an entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 6(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the shares purchased by such Underwriter, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this
Section 6(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof, including without limitation the provisions of this Section 6, and are fully informed regarding such provisions. They further acknowledge that the provisions of this Section 6 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement, any Preliminary Prospectus, the Prospectus and any Supplement or amendment thereto, as required by the Act.

     7. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties, and agreements of the Company herein or in certificates delivered pursuant hereto, and the agreements of the several Underwriters and the Company contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons, and shall survive delivery of, and payment for, the Securities to and by the Underwriters hereunder.

     8.   Substitution of Underwriters.
          ----------------------------

          (a) If on the First Closing Date or the Second Closing Date, as the case may be, any Underwriter or Underwriters shall fail to take up and pay for the amount of the Securities agreed by such Underwriter or Underwriters to be purchased hereunder upon tender of the Securities in accordance with the terms hereof (otherwise than by reason of any default on the part of the Company), you, as Representatives of the Underwriters, shall use your best efforts to procure within 24 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company such amounts as may be agreed upon and upon the terms set forth herein, the Firm Shares or Option Shares, as the case may be, which the defaulting Underwriter or Underwriters failed to purchase.

          (b) If during such 24 hours you, as such Representatives, shall not have procured such other Underwriters, or any others, to purchase the Firm Shares or Option Shares, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwriters, then (i) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Firm Shares or Option

Shares, as the case may be, covered hereby, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Firm Shares or Option Shares, as the case may be, which they are obligated to purchase hereunder, to purchase the Firm Shares or Option Shares, as the case may be, which such defaulting Underwriter or Underwriters failed to purchase, or (ii) if the aggregate number of shares of Firm Shares or Option Shares, as the case may be, with respect to which such default shall occur exceeds 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the Company or you as the Representatives of the Underwriters will have the right, by written notice given within the next 24-hour period to the parties to this Agreement, to terminate this Agreement. In the event of any such termination the Company shall not be under any liability to any Underwriter (except to the extent provided in Section 4(a)(ix) and Section 6 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the amount of Firm Shares or Option Shares, as the case may be, agreed by such Underwriter to be purchased hereunder, which Underwriter shall remain liable to the Company and the other Underwriters for damages, if any, resulting from such default) be under any liability to the Company (except to the extent provided in Section 6 hereof).

          If Firm Shares or Option Shares, as the case may be, to which a default relates are to be purchased by the non-defaulting Underwriters or by any other party or parties, the Representatives or the Company shall have the right to postpone the First Closing Date or the Second Closing Date, as the case may be, for not more than seven (7) business days in order that the necessary changes in the Registration Statement, Prospectus and any other documents, as well as any other arrangements, may be effected. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 6.

     9.   Effective Date of this Agreement and Termination.
          ------------------------------------------------

          (a) This Agreement shall become effective at 10:00 a.m., New York time, on the first full business day following the effective date of the Registration Statement, or at such earlier time after the effective time of the Registration Statement as you in your discretion shall first release the Securities for sale to the public; provided, that if the Registration Statement is effective at the time this Agreement is executed, this Agreement shall become effective at such time as you in your discretion shall first release the Securities for sale to the public. For the purpose of this Section, the Securities shall be deemed to have been released for sale to the public upon release by you of the publication of a newspaper advertisement relating thereto or upon release by you of telexes offering the Securities for sale to securities dealers, whichever shall first occur. By giving notice as hereinafter specified before the time this Agreement becomes effective, you, as Representatives of the several Underwriters, or the Company may prevent this Agreement from becoming effective without liability of any party to any other party, except that the provisions of Section 4(a)(ix) and Section 6 hereof shall at all times be effective.

          (b) You, as Representatives of the several Underwriters, shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the First Closing Date, and the option referred to in
Section 3(b), if exercised, may be canceled at any time prior to the Second Closing Date, if (i) the Company shall have failed, refused or been unable, at or prior to such Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Underwriters' obligations hereunder is not fulfilled, (iii) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have occurred any material adverse change or any development likely to involve a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and its subsidiaries, taken as a whole, or the earnings, business affairs, management, or business prospects of the Company and its subsidiaries, taken as a whole, in each case whether or not arising in the ordinary course of business, (iv) any federal or state statute, regulation, rule or order of any court or other governmental authority shall have been enacted, published, decreed or otherwise promulgated which in your reasonable opinion materially and adversely affects or will materially and adversely affect the business or operations of the Company or its subsidiaries, (v) trading on the New York Stock Exchange or the Nasdaq National Market shall have been wholly suspended, (vi) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange or the Nasdaq National Market, by such Exchange or Market or by order of the Commission or any other governmental authority having jurisdiction, (vii) a banking moratorium shall have been declared by federal or New York or Missouri authorities, or (viii) there has occurred any material adverse change in the financial markets in the United States or an outbreak of major hostilities (or an escalation thereof) in which the United States is involved, a declaration of war by Congress, any other substantial national calamity or any other event or occurrence of a similar character shall have occurred since the execution of this Agreement that, in your judgment, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4(a)(ix) and Section 6 hereof shall at all times be effective.

          (c) If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section, the Company shall be notified promptly by you by telephone or telegram, confirmed by letter. If the Company elects to prevent this Agreement from becoming effective, you shall be notified by the Company by telephone or telegram, confirmed by letter.

          No action taken pursuant to this Section shall relieve the Company so defaulting from liability, if any, in respect of such default.

     10.  Information Furnished by Underwriters.  The statements set forth in
(i) footnote number one to the table and the first sentence of footnote number three to the table, and (ii) in the last paragraph, in each case of the cover page (to the extent related to the Underwriters) of any Preliminary Prospectus and the Prospectus; in the stabilization legend on page 2 of the Preliminary Prospectus and the Prospectus; and under the caption "Underwriting" in any Preliminary Prospectus and in the Prospectus constitute the only written information furnished by or on behalf of the Underwriters referred to in Section 2 and Section 6 hereof.

     11. Actions on behalf of Others. In all dealings hereunder, you as the Representatives of the several Underwriters shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by any of you on behalf of you as the Representatives.

     12. Notices. Except as otherwise provided herein, all communications hereunder shall be in writing or by telegraph and, if to the Underwriters, shall be mailed, telegraphed or delivered to the Representatives c/o First Albany Corporation, 30 South Pearl Street, 12th Floor, Albany, New York 12207 (with a copy to Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109, Attn: Stuart M. Cable, Esq.), except that notices given to an Underwriter pursuant to Section 6 hereof shall be sent to the Representatives on behalf of such Underwriter or, if the Representatives have advised the Company in writing of an address for such Underwriter, to such Underwriter at such address; if to the Company, shall be mailed, telegraphed or delivered to it at 1850 Borman Court, St. Louis, Missouri 63146, Attention: William W. Canfield, President and Chief Executive Officer (with a copy to Bryan Cave LLP, One Metropolitan Square, 211 North Broadway, St. Louis, Missouri 63102, Attn:
Walter L. Metcalfe, Jr.,

Esq.) All notices given by telegram shall be promptly confirmed by letter. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

     13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 6. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors and assigns" as herein used shall not include any purchaser, as such purchaser, of any of the Securities from any of the several Underwriters.

     14. Governing Law. This Agreement shall be governed and construed in accordance with the substantive laws of the State of New York (without regard to its choice of law rules).

     15. Counterparts. This Agreement may be signed in several counterparts, each of which will constitute an original.

          Please sign and return to the Company the enclosed duplicates of this Agreement whereupon this letter will become a binding agreement between the Company and the several Underwriters in accordance with its terms.



                                        Very truly yours,

                                        TALX CORPORATION


                                        By:___________________________________
                                           Name: William W. Canfield
                                           Chairman, President and Chief
                                           Executive Officer



Confirmed as of the date first above
mentioned, on behalf of themselves
and the other several Underwriters
named in Schedule II hereto.



FIRST ALBANY CORPORATION


By:
    --------------------------------
    Name: Oleg M. Pohotsky
    Title: Senior Vice President


PRINCIPAL FINANCIAL SECURITIES, INC.


By:
    --------------------------------
    Name:
    Title:

                                   SCHEDULE I

                                  Underwriters



Underwriter         Number of Firm Shares/1/
-----------         ---------------------








____________________

/1/ The Underwriters may purchase up to an additional 300,000 Option Shares, to the extent the option described in Section 3 of the Agreement is exercised, in the proportions and in the manner described in the Agreement.

                                  SCHEDULE II

[description of non-material dispute with employee or former employee regarding commissions]

                                 SCHEDULE III

                             Foreign Qualification
                             ---------------------

                                    [List]

                                  SCHEDULE IV

                           Opinion of Bryan Cave LLP
                           -------------------------



On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, the opinion of Bryan Cave LLP, special counsel for the Company, dated such Closing Date and addressed to you, to the effect that:

          (i) Each of the Company and its subsidiaries is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its subsidiaries has full corporate power and authority to own its properties and conduct its business as currently being carried on and as described in the Registration Statement and Prospectus, and the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction set forth on Schedule III to this Agreement.

          (ii) The authorized and outstanding capital stock of the Company, and, to the knowledge of such counsel, all securities convertible into or exercisable for capital stock of the Company, as of the date indicated in the Prospectus, is as set forth in the Prospectus under the caption "Capitalization," including the footnotes to the table included under such caption; the capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus under the caption "Description of Capital Stock" (it being understood that with respect to the fair presentation of such description and whether it is an accurate summary such counsel's opinion is limited to that set forth in clause (vi) below). All of the issued and outstanding shares of the capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The Securities to be issued and sold by the Company hereunder have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and nonassessable. The certificates for the Securities to be issued and sold by the Company hereunder and delivered to the Underwriters are in due and proper form and meet the requirements of the General Business and Corporation Law of Missouri and the Nasdaq National Market. Except as described in the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's Restated Articles of Incorporation, by-laws or any agreement or other instrument known to such counsel to which the Company is a party or by which the Company is bound. To the knowledge of such counsel, neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the inclusion and registration in the Registration Statement of any shares of Common Stock or other securities of the Company.

          (iii) All of the issued and outstanding shares of capital stock of the Company's subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, and, to the knowledge of such counsel, the Company owns of record, free and clear of any security interests, claims, liens, proxies or other encumbrances, all of the issued and outstanding shares of such stock.

          (iv) The Registration Statement has become effective under the Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of such counsel, threatened by the Commission; any required filing of the Prospectus and any supplement thereto pursuant to

Rule 424(b) of the Rules and Regulations has been made in the manner and within the time period required by Rule 424(b).

          (v) The descriptions in the Registration Statement and Prospectus of statutes, of legal and governmental proceedings, and of contracts, insofar as such descriptions purport to summarize matters of law, are reasonable summaries and fairly present, in all material respects, the information required to be presented by the Act or the Rules and Regulations;

          (vi) The statement in the last sentence of the first paragraph of the Prospectus cover page, and the statements under the captions "Business -- Facilities" (first two paragraphs only), "Management -- Benefit Plans," "Management -- Employment Agreements," "Management --Indemnification," "Certain Relationships and Related Transactions," "Shares Eligible for Future Sale," "Description of Capital Stock," "Certain Charter and Bylaw Provisions" and "Certain United States Federal Income Tax Considerations for Non-U.S. Holders" in the Prospectus, as well as the statements in the second paragraph under, and in the paragraph immediately preceding, the caption "Management --Directors' Compensation" in the Prospectus, and under the caption "Item 14. Indemnification of Directors and Officers" in the Registration Statement, insofar as such statements constitute a summary of documents referred to therein or of statutes or other matters of law, are reasonable summaries and fairly present, in all material respects, the information called for with respect to such documents and matters.

          (vii) The Company has full corporate power and authority to enter into this Agreement and the Warrant Agreement and to issue, sell and deliver to the several Underwriters the Securities and the Warrant Shares to be issued and sold by it hereunder and thereunder. This Agreement and the Warrant Agreement have been duly authorized, executed and delivered by the Company and each constitutes a valid, legal and binding obligation of the Company and, in the case of the Warrant Agreement, enforceable against the Company in accordance with its terms (except (1) as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent transfer, or other similar laws now or hereinafter in effect relating to or affecting creditors' rights generally and by general principles of equity, (2) that the remedies of specific performance and injunctive and other forms of relief are subject to general equitable principles, whether such enforcement is sought at law or in equity, and such enforcement may be subject to the discretion of the court before which any proceedings therefor may be brought and (3) as rights to indemnity and contribution may be limited by state or federal laws or by policies underlying such laws); the execution, delivery and performance of this Agreement and the Warrant Agreement and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation, license, authorization, approval or permit issued or promulgated by any governmental agency or body having jurisdiction over the Company (which such counsel would, in its experience, recognize as applicable) or any material agreement or instrument known to such counsel to which the Company is a party or by which it is bound or to which any of its property is subject, the Company's Restated Articles of Incorporation, or by-laws, or any material order, judgment, writ or decree known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its respective properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body (which such counsel would, in its experience, recognize as applicable) is required for the execution, delivery and performance of this Agreement and the Warrant Agreement or for the consummation of the transactions contemplated hereby or thereby, including the issuance or sale of the Securities and the Warrant Shares by the Company, except such as have been obtained (specifying the same) or except such as may be required under the Act (provided, that no opinion need be expressed in this paragraph with respect to any Blue Sky Laws or the by-laws or rules of the NASD applicable to the corporate finance arrangements of the transactions contemplated hereby).

          (viii) The Warrants conform to the description thereof in the Prospectus (it being understood that with respect to the fair presentation of such description and whether it is an accurate summary such counsel's opinion is limited to that set forth in clause (vi) above) and have been duly authorized and validly issued and are valid and binding obligations of the Company entitled to all the benefits of the Warrant Agreement and are enforceable against the Company, (except (1) as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent transfer, or other similar laws now or hereinafter in effect relating to or affecting creditors' rights generally and by general principles of equity, (2) that the remedies of specific performance and injunctive and other forms of relief are subject to general equitable principles, whether such enforcement is sought at law or in equity, and such enforcement may be subject to the discretion of the court before which any proceedings therefor may be brought and (3) as rights to indemnity and contribution may be limited by state or federal laws or by policies underlying such laws). The Warrant Shares have been duly authorized and reserved for issuance upon exercise of the Warrants and, when issued upon such exercise in accordance with the terms of Warrants and the Warrant Agreement, will be duly and validly issued, fully paid and nonassessable, free of preemptive rights and will conform to the description thereof in the Prospectus.

          (ix) The Registration Statement and the Prospectus, and any amendment thereof or supplement thereto, comply as to form in all material respects with the requirements of the Act and the Rules and Regulations, it being understood that such counsel need express no opinion as to the financial statements and notes thereto, financial statement schedules and other financial, statistical and accounting data included in any of the documents mentioned in this clause.

          (x) To the knowledge of such counsel, no holders of shares of Common Stock or other securities of the Company have registration rights with respect to securities of the Company, other than as described in the Prospectus.

          (xi) Subject to appropriate assumptions and qualifications, the Company is not an "Investment Company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

          (xii) No sales of Common Stock completed subsequent to one year prior to the effective date of the Registration Statement and referred to in Item 15 of the Registration Statement were made in violation of the Act, except that insofar as the Act requires disclosure of accurate or complete information in connection with such sales, no opinion is expressed as to such matter.

     In addition to the matters set forth above, such opinion shall also include a statement to the effect that, during such counsel's participation in the preparation of the Registration Statement and Prospectus such counsel participated in conferences with officers and representatives of the Company, representatives of the independent accountants of the Company, and the representatives of the Underwriters at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume responsibility for the accuracy, completeness or fairness of, any portion of the Registration Statement or the Prospectus, as amended or supplemented, nothing has come to such counsel's attention that causes such counsel to believe that, as of its date and as of such Closing Date, the Registration Statement or any further amendment or supplement thereto made by the Company prior to such Closing Date (other than the financial statements and related schedules therein and other financial, statistical and accounting data, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Such statement shall also recite that such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described, or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or included as exhibits to the Registration Statement that are not described or so included. Such counsel shall also state that, to the knowledge of such counsel, neither the Company nor its subsidiaries is in violation of its respective charter or by-laws and the Company is not in breach of or otherwise improperly in default in the performance of any material obligation, agreement or condition contained in (i) any bond, debenture, note, contract, indenture or loan agreement that is filed as an exhibit to the Registration Statement, or
(ii) any judgment, decree, order, statute, rule or regulation that such counsel knows the Company or its subsidiaries is subject to. Such counsel shall further state that such counsel knows of no pending or threatened action, suit, claim, proceeding or investigation before any court or governmental agency or body which would reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

     In rendering such opinion such counsel may rely as to matters of fact, to the extent such counsel deems reasonable, upon certificates of officers of the Company and its subsidiaries provided that the extent of such reliance is specified in such opinion. Such opinions may contain reasonable and appropriate recitals, conditions and qualifications. Such opinion shall specify that the words "to the knowledge of such counsel" and similar language (collectively, "knowledge qualifiers") used therein are intended to be limited to the actual knowledge of the lawyers within such firm who gained such actual knowledge in the course of providing substantive attention to matters on behalf of the Company in areas relevant to the opinions being rendered therein. Such opinion shall further state that it is further understood that, solely in connection with the making of statements in such opinion that are qualified by knowledge qualifiers (and without reference as to the kind of legal or document review that such counsel may have undertaken for other purposes unrelated to the making of such statements), such counsel has not undertaken any special audit or legal or document review (including of documents in such counsel's possession) of the Company and its subsidiaries.

                                   SCHEDULE V

                             Form of Lock-up Letter
                             ----------------------

                                  SCHEDULE VI

             Holders of Capital Stock Who Will Sign Lock-Up Letters
             ------------------------------------------------------


                                     [List]

                                      -32-